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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K/A



                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of report: July 30, 1999

               Date of earliest event reported: June 22, 1999



                            E-TEK DYNAMICS, INC.
             (Exact name of registrant as specified in charter)



        Delaware                   000-25103                  59-2337308
     (State or other        (Commission File Number)         (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)



                   1865 Lundy Avenue, San Jose, California
                  (Address of principal executive offices)

                                    95131
                                 (Zip Code)

     Registrant's telephone number, including area code: (408) 546-5000
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     E-TEK Dynamics, Inc. hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on July 7, 1999 (the "Form 8-K") as set forth in the pages attached hereto:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired

              The financial statements of E-TEK ElectroPhotonics Solutions Corporation (formerly ElectroPhotonics Corporation) are attached as Exhibit 99.1.

         (b)  Pro Forma Financial Information

              The unaudited pro forma financial statements of E-TEK Dynamics, Inc. are attached as Exhibit 99.2.

         (c)  Exhibits

              Exhibit
              Number   Document
              ------   --------
               23.1    Consent of Chartered Accountants
               99.1    Financial statements of E-TEK ElectroPhotonics Solutions
                       Corporation
               99.2    Pro Forma financial statements of E-TEK Dynamics, Inc.

                                       2
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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 30, 1999                      E-TEK DYNAMICS, INC.


                                           By: /s/ Sanjay Subhedar

                                           Sanjay Subhedar
                                           Senior Vice President, Operations,
                                           Chief Financial Officer and Secretary

                                       3
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                                EXHIBIT INDEX


Exhibit
Number   Document
------   --------
 23.1    Consent of Chartered Accountants
 99.1    Financial statements of E-TEK ElectroPhotonics Solutions Corporation
 99.2    Pro Forma financial statements of E-TEK Dynamics, Inc.